Exhibit 99.1

Safe Harbor Financial Welcomes Douglas Fagan to Board of Directors

GOLDEN, Colo., April 20, 2023 — SHF Holdings, Inc., d/b/a/ Safe Harbor Financial (“Safe Harbor” or the “Company”) (NASDAQ: SHFS), a leader in facilitating financial services and credit facilities to the regulated cannabis industry, today announced that it has appointed Douglas Fagan, President and CEO of Partner Colorado Credit Union (“PCCU”), to the Company’s Board of Directors, effective immediately. Mr. Fagan replaces Joshua Mann, Co-CEO of Northern Lights Acquisition Corp.

“As a representative of our long-standing operational partner and largest shareholder, Mr. Fagan will provide unique insights and invaluable guidance as a Director of the Company,” said Sundie Seefried, CEO of Safe Harbor. “On behalf of everyone at Safe Harbor, I’d like to welcome Mr. Fagan to the team, and also thank Mr. Mann for his commitment and service.”

Mr. Fagan joined PCCU in September 2017 as its Chief Financial Officer and has served as the credit union’s President and CEO since July 2021. Prior to PCCU, he was Senior Vice President of Asset Management at MIDFLORIDA Credit Union and Vice President of Finance at Bag Gulf Credit Union. Mr. Fagan earned a Master of Business Administration, with a concentration in accounting, from the University of Tampa and a Bachelor’s Degree in accounting and finance from Florida Southern College.

About Safe Harbor

Safe Harbor is among the first service providers to offer compliance, monitoring and validation services to financial institutions, providing traditional banking services to cannabis, hemp, CBD, and ancillary operators, making communities safer, driving growth in local economies, and fostering long-term partnerships. Currently managing more than 1000 cannabis-related relationships, Safe Harbor, through its financial institution clients, implements high standards of accountability, transparency, monitoring, reporting and risk mitigation measures while meeting Bank Secrecy Act obligations in line with FinCEN guidance on cannabis-related businesses. Over the past eight years, Safe Harbor has facilitated more than $18 billion in deposit transactions for businesses with operations spanning over 40 states and US territories with regulated cannabis markets. For more information, visit www.shfinancial.org.

Forward-Looking Statements

Certain statements contained in this press release constitute “forward-looking statements’’ within the meaning of federal securities laws. Forward-looking statements may include, but are not limited to, statements with respect to trends in the cannabis industry, including proposed changes in U.S and state laws, rules, regulations and guidance relating to Safe Harbor’s services; Safe Harbor’s growth prospects and Safe Harbor’s market size; Safe Harbor’s projected financial and operational performance, including relative to its competitors; new product and service offerings Safe Harbor may introduce in the future; the impact of recent volatility in the capital markets, which may adversely affect the price of the Company’s securities; the outcome of any legal proceedings that may be instituted against Safe Harbor; other statements regarding Safe Harbor’s expectations, hopes, beliefs, intentions or strategies regarding the future; and the other risk factors discussed in Safe Harbor’s filings from time to time with the Securities and Exchange Commission. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intends,” “outlook,” “may,” “might,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “would,” and similar expressions may identify forward-looking statements, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject, are subject to risks and uncertainties. These forward-looking statements involve a number of risks and uncertainties (some of which are beyond the control of Safe Harbor), and other assumptions, that may cause the actual results or performance to be materially different from those expressed or implied by these forward-looking statements.

Media Contact

Safe Harbor Financial

Nick Callaio, Marketing Manager

720.951.0619

Nick@SHFinancial.org

Investor Relations Contact

Mattio Communications

ir@mattio.com